UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 04471

Value Line Core Bond Fund

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal period end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/18 is included with this Form.

Annual Report
December 31, 2018

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
Beginning May 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2018.
During the annual period, the taxable and tax-exempt fixed income markets generated flat to modestly positive absolute returns, pressured by a variety of economic and market factors discussed below. On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2018, especially given the newsworthy events of the annual period. With meaningful trends and some surprising shifts during 2018 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the annual period was one of strong yet moderating economic growth and contained inflation both in the U.S. and globally. For the first three quarters of 2018, U.S. Gross Domestic Product (GDP) growth registered an average of 3.3%, the highest three-quarter growth rate since 2014. Fourth quarter GDP growth is widely expected to remain healthy but somewhat slower, based on several headwinds that dampened investor sentiment, including a Federal government shutdown, a slowing global economy, an unresolved trade war between the U.S. and China and a wobbly housing market.
During the annual period, the U.S. labor market remained healthy, as monthly job gains averaged more than 200,000 for the year. December 2018 was especially strong, with a job increase of 312,000. This pushed the unemployment rate lower, from 4.1% at the beginning of the calendar year to 3.9% at the end of December 2018. Average hourly earnings, year over year, benefited from the strong U.S. labor market, increasing from a 2.8% to a 3.2% growth rate, its highest level since 2009. Manufacturing was another rather consistently strong sector of the economy during 2018. The ISM Manufacturing Survey, an important measure, registered close to 60 each of the first 11 months, representing the highest readings in several years. December 2018 was the weakest of the year with a softer ISM Manufacturing Survey reading of 54.1. Because of this economic strength overall, inflation picked up modestly but remained relatively tame and below the expectations of the Federal Reserve (the Fed). The broadest measure of inflation, which the Fed closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 1.9% on a year over year basis as of November 2018 (latest data available) and averaged a low 1.6%.
Prompted by this economic growth backdrop and declines in the unemployment rate, the Fed raised its targeted federal funds rate four times in 2018 — in March, June, September and December — bringing it to a range of 2.25% to 2.50%. At the end of the annual period, Fed policymakers continued to adhere to the belief that there is strong potential for the currently low unemployment rate to raise wages and thereby put pressure on the inflation rate. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the annual period. For example, the two-year U.S. Treasury note started the annual period with a yield of 1.88% and ended December 2018 with a yield of 2.48%, an increase of 60 basis points. (A basis point is 1/100th of a percentage point.) Longer-term fixed income securities fared somewhat better, since they have greater sensitivity to inflation and, thereby, benefited from the moderate inflation readings. The bellwether 10-year U.S. Treasury note began the annual period with a yield of 2.40% and ended December with a yield of 2.69%, up 29 basis points. The significant upward move in short-term rates created a flattening of the yield curve, meaning the differential in yields between short-term rates and long-term rates narrowed. Short-term rates already saw an inversion of the yield curve, as the yield on the two-year Treasury was temporarily higher than that on the five-year Treasury toward the end of the annual period.
Outside of the U.S., the economies of China, Europe and the emerging markets began to slow during the annual period. With the U.S. and China involved in trade conflicts, wherein the U.S. has instituted tariffs on certain Chinese goods and China has retaliated in kind, certain industries within the U.S. and internationally have been hurt. Equity markets did not take this downbeat news well, experiencing great volatility, especially during the last quarter of 2018. Indeed, at year-end 2018, the investment climate was marked by uncertainty. Equity investors were worried the ongoing tightening policy of the Fed and trade conflict with China may cause a major slowdown in U.S. economic growth. This, in turn, drove a flight to safety in fixed income securities, pushing up the prices of higher quality bonds.
On the commodities front, markets overall declined during the annual period, hampered by the strong U.S. dollar, which rose from mid-April 2018; a collapse in oil prices from early October 2018; and the ongoing U.S.-China trade war. Gold prices remained rather range-bound as a result of the tug-of-war between the effects of rising U.S. Treasury yields, which reduced the relative appeal of precious metals, and heightened market volatility, which led to a flight to perceived safe havens.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index1, posted a return of 0.01% during the annual period. Less accommodative central bank policy both domestically and globally put

President’s Letter (unaudited) (continued)

pressure on shorter-term interest rates, with a more modest increase in longer-term rates given still-low inflation. This caused a flattening of the yield curve. While rates rose across the yield curve, or spectrum of maturities, interest rates on maturities of two years and less rose most. Indeed, making headlines was the spread, or yield differential, between the two-year and 10-year portion of the yield curve, where the spread flattened from 53 basis points at year-end 2017 to just 20 basis points at year-end 2018, and, as mentioned earlier, the spread between two- and five-year maturities temporarily inverted in early December 2018 — for the first time in more than a decade. This spread is closely watched as an indicator of a slowing economy and of a possible buildup of recessionary pressures.
Over the course of the annual period, the yield on the three-month U.S. Treasury bill rose approximately 106 basis points, the yield on the two-year U.S. Treasury note increased approximately 60 basis points, and the yield on the five-year U.S. Treasury note rose approximately 31 basis points. The yield on the bellwether 10-year U.S. Treasury note increased approximately 29 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 28 basis points during the annual period.
Broadly speaking, it was a “risk off” environment within the taxable fixed income market, wherein investors’ aversion to risk heightened dramatically from that seen during 2017. While most non-government bond sectors posted negative absolute returns, U.S. Treasuries and the highest rated securitized bonds posted modestly positive returns, significantly outperforming the higher risk corporate bond sector, which was out of favor for much of the year. Similarly, within the corporate bond sector, higher rated bonds outperformed lower rated bonds. CCC-rated bonds, for instance, the lowest-rated high yield bonds, trailed AAA-rated bonds, the highest rated investment grade bonds, by almost 500 basis points. New issuance of investment grade corporate bonds was down after its robust 2017 level, and corporate bonds saw a significant spread widening. Investors were also put off by declining credit metrics, prompted in part by a record number of share buybacks.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index2, posted positive, albeit modest, absolute returns that outpaced the broad taxable fixed income market during the annual period with a return of 1.28%. The municipal bond market started the year 2018 with several significant headwinds. Like virtually all fixed income assets, they struggled amidst the Fed’s intent to implement quarterly interest rate hikes and from higher tariffs and a looming trade war with China. Specific to the municipal bond market, banks sharply reduced their holdings in tax-exempt bonds after corporate tax cuts enacted in December 2017 erased some of the tax advantage. In fact, banks trimmed their municipal bond holdings by 7% in the first nine months of 2018 alone, with most of the demand reduced for longer-term municipal securities. This caused a steepening in the municipal bond yield curve versus a flattening in the U.S. Treasury yield curve.3 As the year progressed, municipal bonds remained a somewhat out of favor asset class. The U.S. economy was relatively strong, and investors gravitated more to equities and other risk assets that promised better returns in a growing economy. However. tax-exempt bond returns experienced a sharp reversal in the fourth calendar quarter, as signs of domestic and global economic growth showed some slackening. The late boost to performance enabled municipal bonds to end 2018 with superior returns, outpacing both equities and corporate bonds for the year.
Riskier, lower quality municipal bonds had some of the highest returns in the sector during the annual period, with the debt of Puerto Rico and the Virgin Islands leading the pack. Both creditors benefited from an influx of federal aid after Hurricane Maria in 2017, providing an economic stimulus attractive to investors. For example, Puerto Rico water and sewer bonds returned an extraordinary 60% after a new debt restructuring increased money available for shareholders. Historically weaker states, like Illinois and New Jersey, also offered some of the highest returns in the sector during the annual period. Another bright spot for the municipal bond sector was the strong returns offered by tobacco bonds, which gained from refinancings in several states that paid off these bonds at par. All told, bonds rated BBB outperformed AA-rated municipal bonds by 75 basis points for the annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund generated a total return of  -1.31% during the 12 months ended December 31, 2018. This compares to the 0.01% return of the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the 12-month reporting period?
The Fund underperformed its benchmark due primarily to sector allocation decisions.
Which fixed income market sectors most significantly affected Fund performance?
A significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds early in the annual period detracted from the Fund’s relative results most. Amongst individual securities, the weakest performers were long-dated financials companies. Fund positions in the long-dated bonds of Citicorp and Goldman Sachs suffered due to their longer maturities and from being subordinated debt, which was out of favor as investors preferred bonds higher in the capital structure during the annual period. Given the risk-off environment that developed as 2018 progressed, having an out-of-benchmark exposure to high yield corporate bonds, which underperformed the Bloomberg Barclays Index during the annual period, and an underweighted allocation to U.S. Treasuries, which outperformed the Bloomberg Barclays Index during the annual period, also hurt.
Conversely, the Fund’s overweight in structured products contributed positively. More specifically, the Fund had significant overweights relative to the Bloomberg Barclays Index in asset-backed securities and commercial mortgage-backed securities, both sectors that outperformed the Bloomberg Barclays Index during the annual period. Issue selection proved most beneficial in high quality sectors with low credit risk. For example, the Fund’s issue selection amongst U.S. agency securities and amongst taxable municipal bonds boosted relative results, as several credits within each posted solid positive returns during the annual period.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its performance relative to the Bloomberg Barclays Index during the annual period. We kept the Fund’s duration moderately shorter than that of the Bloomberg Barclays Index, which proved beneficial as interest rates rose during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall had a rather neutral effect on the Fund’s performance during the annual period. Yield curve indicates the spectrum of maturities within a particular sector.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the annual period.
Were there any notable changes in the Fund’s weightings during the annual period?
We made several changes to the Fund’s weightings during the annual period given the shift in market conditions from the “risk on” environment that dominated at the start of 2018 to the “risk off” environment that arose as the year progressed. We significantly reduced both the Fund’s overweight to investment grade corporate bonds and its exposure to high yield corporate bonds, as we believed the demand for risk assets would continue to be muted for some time. We correspondingly increased the

Fund’s allocations to U.S. Treasuries and highly-rated securitized debt, including asset-backed securities and mortgage-backed securities. While maintaining its duration shorter than that of the Bloomberg Barclays Index, we did lengthen the Fund’s duration modestly toward the end of the annual period, bringing it closer to a neutral position, in anticipation of a slowing economy and a more dovish Fed in 2019.
How was the Fund positioned relative to its benchmark index at the end of December 2018?
At the end of December 2018, the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, asset-backed securities, commercial mortgage-backed securities and taxable municipal bonds. The Fund remained underweight relative to the Bloomberg Barclays Index at the end of the annual period in U.S. Treasuries and international sovereign debt. The Fund also maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of December 2018, we believed global economic growth was weakening, particularly in China. In the U.S., we felt trade and tariffs issues with China along with a protracted shutdown of the U.S. federal government could dampen U.S. economic growth rates as well. We were also carefully watching inflation levels, as we felt any significant price retracement in energy, following its significant decline in the last months of 2018, could add to anticipated and actual inflationary pressures going forward. Given this view and our opinion that such slower economic growth domestically and globally may give the Fed reason to pause its interest rate hiking path, we intend to modestly extend the Fund’s duration, reduce its allocations to risk assets, including investment grade and high yield corporate bonds, and maintain or possibly even increase its weighting in U.S. Treasuries.
Clearly, any change in Fed policy or that of other central bankers could have a profound effect, since their policies are a key driver of the fixed income market. Further, if there is a material change in the economic growth, labor market or inflation scenario, either domestically or globally, we would, of course, reevaluate our strategy for the Fund.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2018 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Bonds, 3.00%, 2/15/48	2,589,000	$2,575,145	4.7%
iShares iBoxx High Yield Corporate Bond ETF, 0.00%, 0/0/0	20,600	1,670,660	3.0%
U.S. Treasury Notes, 2.25%, 11/15/24	1,180,000	1,159,673	2.1%
U.S. Treasury Bonds, 4.38%, 2/15/38	870,000	1,065,716	2.0%
FHLMC, 6.25%, 7/15/32	750,000	1,001,438	1.8%
U.S. Treasury Notes, 1.75%, 2/28/22	1,015,000	992,876	1.8%
U.S. Treasury Notes, 1.38%, 6/30/23	1,010,000	961,630	1.8%
U.S. Treasury Notes, 2.13%, 6/30/21	830,000	823,126	1.5%
U.S. Treasury Notes, 2.75%, 2/15/28	650,000	653,352	1.2%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	518,870	1.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

Government 42.8%
Financials 14.0%
Commercial Mortgage-Backed Securities 11.7%
Asset-Backed Securities 10.7%
Telecommunication Services 4.2%
Energy 4.2%
Exchange-Traded Funds 3.1%
Consumer Staples 3.0%
Utilities 2.6%
Industrials 1.5%
Consumer Discretionary 1.0%
Materials 0.9%
Information Technology 0.3%

*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2018 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	66.2%
4 – 4.99%	22.2%
5 – 5.99%	7.9%
6 – 6.99%	3.2%
7 – 7.99%	0.5%

The following graph compares the performance of the Value Line Core Bond Fund to that of the Bloomberg Barclays US Aggregate Bond Index (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund and the Bloomberg Barclays US Aggregate Bond Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/18	-1.31%	$9,869
5 years ended 12/31/18	1.78%	$10,922
10 years ended 12/31/18	6.70%	$19,130
*
The Bloomberg Barclay US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS, and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Core Bond Fund
Schedule of Investments

Principal Amount		Value
ASSET-BACKED SECURITIES (10.5%)
$325,000	Ally Auto Receivables Trust, Series 2017-3, Class A4, 2.01%, 3/15/22	$320,104
200,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	197,598
289,772	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	286,407
350,000	Chase Issuance Trust, Series 2016-A5, Class A5, 1.27%, 7/15/21	346,932
225,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	218,321
170,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(1)	169,519
250,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, 2/15/22(1)	247,317
250,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	247,347
300,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	299,837
260,000	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21(1)	259,544
200,000	Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23(2)	197,815
150,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	146,754
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	197,954
Principal Amount		Value
ASSET-BACKED SECURITIES (10.5%) (continued)
$100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	$99,160
300,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(1)	299,077
188,739	GM Financial Automobile Leasing Trust, Series 2017-1, Class A3, 2.06%, 5/20/20	188,009
200,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(1)	199,378
150,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(1)	147,886
330,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(1)	330,031
105,000	Honda Auto Receivables Owner Trust, Series 2017-4, Class A3, 2.05%, 11/22/21	103,961
450,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	444,063
250,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(1)	248,642
225,000	Hyundai Auto Lease Securitization Trust, Series 2017-C, Class A4, 2.21%, 9/15/21(1)	222,838
219,051	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.18%, 1/15/21	216,996
Principal Amount		Value
ASSET-BACKED SECURITIES (10.5%) (continued)
$110,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	$109,210
TOTAL ASSET-BACKED SECURITIES (Cost $5,743,424) (10.5%)		5,744,700
COMMERCIAL MORTGAGE-BACKED SECURITIES (11.5%)
350,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	353,022
461,968	Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A1, 1.88%, 12/10/49	454,589
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	151,915
150,000	COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50(3)	153,348
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(3)	202,893
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	150,650
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	255,845
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	199,150

See Notes to Financial Statements.

December 31, 2018

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (11.5%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	$250,677
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K047, Class A2, 3.33%, 5/25/25(3)	253,342
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(3)	252,708
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	151,660
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	249,177
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	255,132
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(1)(3)	249,409
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.15%, 4/25/46(1)(3)	199,571
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.74%, 9/25/46(1)(3)	147,116
200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(1)(3)	201,911
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (11.5%) (continued)
$250,298	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	$232,827
259,791	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(3)	242,543
233,739	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	234,726
130,000	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	129,586
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	246,440
85,720	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1-month LIBOR + 0.70%, 3.17%, 9/20/34(3)	83,976
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	99,216
180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	173,688
203,545	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	200,421
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	101,125
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	202,091
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (11.5%) (continued)
$200,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	$201,018
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,401,951) (11.5%)		6,279,772
CORPORATE BONDS & NOTES (31.2%)
BASIC MATERIALS (0.9%)
	CHEMICALS (0.8%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	231,263
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	175,839
		407,102
	IRON & STEEL (0.1%)
62,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22(2)	63,085
		470,187
COMMUNICATIONS (4.2%)
	INTERNET (1.5%)
225,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	241,007
200,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24(2)	201,645
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	152,062
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)	200,214
		794,928
	MEDIA (1.4%)
175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	174,013

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (31.2%) (continued)
	MEDIA (1.4%) (continued)
$275,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	$279,244
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(2)	151,105
200,000	Warner Media LLC, Guaranteed Notes, 3.80%, 2/15/27	187,661
		792,023
	TELECOMMUNICATIONS (1.3%)
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24(2)	197,983
250,000	Telefonica Emisiones S.A., Guaranteed Notes, 5.88%, 7/15/19	252,995
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	246,771
		697,749
		2,284,700
CONSUMER, CYCLICAL (1.0%)
	AUTO MANUFACTURERS (0.3%)
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	190,286
	HOME BUILDERS (0.7%)
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	150,283
200,000	Lennar Corp., Guaranteed Notes, 6.63%, 5/1/20	205,750
		356,033
		546,319
CONSUMER, NON-CYCLICAL (2.9%)
	BEVERAGES (0.3%)
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	150,521
	BIOTECHNOLOGY (0.3%)
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	148,994
Principal Amount		Value
CORPORATE BONDS & NOTES (31.2%) (continued)
	COMMERCIAL SERVICES (0.6%)
$200,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	$201,556
150,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	139,125
		340,681
	HEALTHCARE PRODUCTS (0.2%)
113,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	111,599
	HEALTHCARE SERVICES (0.7%)
100,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	97,698
150,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	158,360
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	149,515
		405,573
	PHARMACEUTICALS (0.8%)
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	249,286
200,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	205,726
		455,012
		1,612,380
ENERGY (4.1%)
	OIL & GAS (2.4%)
225,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	221,440
150,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	146,676
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	140,717
200,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26(1)	204,862
Principal Amount		Value
CORPORATE BONDS & NOTES (31.2%) (continued)
	OIL & GAS (2.4%) (continued)
$200,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	$186,818
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	205,326
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	219,127
		1,324,966
	PIPELINES (1.7%)
150,000	Energy Transfer Partners L.P., Series 5Y, Guaranteed Notes, 4.20%, 9/15/23	147,831
250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	244,684
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	136,482
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	238,028
150,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	158,821
		925,846
		2,250,812
FINANCIAL (13.8%)
	BANKS (7.3%)
200,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	199,873
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	147,940
200,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26(2)	192,467
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	147,938
150,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	147,574

See Notes to Financial Statements.

December 31, 2018

Principal Amount		Value
CORPORATE BONDS & NOTES (31.2%) (continued)
	BANKS (7.3%) (continued)
$150,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	$149,488
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	149,135
150,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	141,847
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	112,928
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	253,256
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	241,378
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26(2)	195,136
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	250,133
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19(1)	249,252
250,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	248,376
250,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 5.13%, 2/8/20	255,283
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	197,412
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	260,381
200,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	199,891
Principal Amount		Value
CORPORATE BONDS & NOTES (31.2%) (continued)
	BANKS (7.3%) (continued)
$250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	$243,481
		3,983,169
	DIVERSIFIED FINANCIAL SERVICES (2.2%)
150,000	Ally Financial, Inc., Senior Unsecured Notes, 4.63%, 3/30/25	145,313
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	203,587
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	246,674
200,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	193,792
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	252,819
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	149,010
		1,191,195
	INSURANCE (1.1%)
200,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	207,505
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	198,146
200,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(3)	186,000
		591,651
	REITS (3.2%)
175,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	172,105
Principal Amount		Value
CORPORATE BONDS & NOTES (31.2%) (continued)
	REITS (3.2%) (continued)
$200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	$206,523
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	206,240
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23(2)	246,607
250,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	249,258
300,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	310,400
150,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	148,487
200,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	205,505
		1,745,125
		7,511,140
INDUSTRIAL (1.5%)
	AEROSPACE & DEFENSE (0.4%)
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	248,867
	ELECTRONICS (0.3%)
150,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48	152,165
	MACHINERY DIVERSIFIED (0.4%)
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	203,250
	MISCELLANEOUS MANUFACTURERS (0.4%)
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	194,951
		799,233
TECHNOLOGY (0.3%)
	SOFTWARE (0.3%)
150,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	159,096

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (31.2%) (continued)
UTILITIES (2.5%)
	ELECTRIC (2.2%)
$100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	$100,859
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	151,932
380,000	Florida Power & Light Co., 4.95%, 6/1/35	416,288
250,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48(2)	245,719
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	188,175
125,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	123,615
		1,226,588
	GAS (0.3%)
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	152,234
		1,378,822
TOTAL CORPORATE BONDS & NOTES (Cost $17,294,055) (31.2%)		17,012,689
FOREIGN GOVERNMENT OBLIGATIONS (1.6%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	200,504
250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	246,394
150,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	145,037
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	151,276
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (1.6%) (continued)
$125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(2)	$129,063
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $889,027) (1.6%)		872,274
LONG-TERM MUNICIPAL SECURITIES (3.1%)
	CALIFORNIA (0.7%)
200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	199,932
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	86,799
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	101,852
		388,583
	DISTRICT OF COLUMBIA (0.5%)
250,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	272,002
	NEW YORK (0.4%)
225,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	221,812
	TEXAS (1.5%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	270,792
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (3.1%) (continued)
	TEXAS (1.5%) (continued)
$500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	$518,870
		789,662
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,639,257) (3.1%)		1,672,059
U.S. GOVERNMENT AGENCY OBLIGATIONS (20.2%)
750,000	FHLMC, 6.25%, 7/15/32	1,001,438
59,479	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	62,279
346,435	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	356,444
74,298	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	76,449
231,181	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	239,850
125,029	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	125,956
217,365	FHLMC Gold PC Pool #G08761, 3.50%, 5/1/47	217,623
116,814	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	119,826
67,279	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	67,778
84,727	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	87,048
111,711	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	112,540
231,262	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	225,421
277,894	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	273,123
436,144	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	445,560
250,000	FNMA, 2.38%, 1/19/23	248,129

See Notes to Financial Statements.

December 31, 2018

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (20.2%) (continued)
$250,000	FNMA, 2.63%, 9/6/24	$249,130
540,000	FNMA, 1.88%, 9/24/26	502,444
74,365	FNMA Pool #626440, 7.50%, 2/1/32	82,087
42,931	FNMA Pool #919584, 6.00%, 6/1/37	46,162
170,005	FNMA Pool #AB2346, 4.50%, 2/1/41	178,070
128,714	FNMA Pool #AB5231, 2.50%, 5/1/27	126,995
142,485	FNMA Pool #AB5716, 3.00%, 7/1/27	142,928
213,400	FNMA Pool #AB8144, 5.00%, 4/1/37	226,448
53,864	FNMA Pool #AD8536, 5.00%, 8/1/40	57,177
90,394	FNMA Pool #AE1853, 4.00%, 8/1/40	92,947
71,940	FNMA Pool #AH8932, 4.50%, 4/1/41	75,352
136,033	FNMA Pool #AI4285, 5.00%, 6/1/41	144,408
104,235	FNMA Pool #AJ5888, 4.50%, 11/1/41	108,794
62,058	FNMA Pool #AL3272, 5.00%, 2/1/25	65,008
207,491	FNMA Pool #AQ0287, 3.00%, 10/1/42	203,995
83,033	FNMA Pool #AR2174, 3.00%, 4/1/43	81,588
368,519	FNMA Pool #AR6394, 3.00%, 2/1/43	362,525
74,369	FNMA Pool #AS3155, 4.00%, 8/1/44	75,981
64,743	FNMA Pool #AS4177, 4.50%, 12/1/44	67,374
332,539	FNMA Pool #AS5892, 3.50%, 10/1/45	333,676
105,017	FNMA Pool #AS6102, 3.50%, 11/1/45	105,360
185,516	FNMA Pool #AS6205, 3.50%, 11/1/45	186,121
142,551	FNMA Pool #AS6385, 4.00%, 12/1/45	145,476
264,665	FNMA Pool #AS9459, 4.50%, 4/1/47	274,189
178,922	FNMA Pool #AS9562, 3.00%, 5/1/47	174,497
199,645	FNMA Pool #AU1847, 3.00%, 9/1/43	196,186
85,762	FNMA Pool #AU2135, 2.50%, 8/1/28	84,612
187,518	FNMA Pool #AU4279, 3.00%, 9/1/43	184,264
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (20.2%) (continued)
$81,166	FNMA Pool #AU4290, 4.00%, 9/1/43	$83,280
245,021	FNMA Pool #AV0703, 4.00%, 12/1/43	251,030
69,351	FNMA Pool #AW6645, 3.00%, 6/1/29	69,397
108,082	FNMA Pool #AW7362, 2.50%, 8/1/29	105,831
188,885	FNMA Pool #AX0416, 4.00%, 8/1/44	192,950
149,895	FNMA Pool #AX9013, 3.50%, 2/1/45	150,447
160,620	FNMA Pool #AY1670, 3.50%, 2/1/45	161,228
177,314	FNMA Pool #AY2728, 2.50%, 2/1/30	173,620
157,230	FNMA Pool #AY4195, 4.00%, 5/1/45	160,513
63,843	FNMA Pool #AZ7793, 3.50%, 8/1/45	64,071
192,885	FNMA Pool #BA3885, 3.50%, 11/1/45	193,505
88,133	FNMA Pool #BC9708, 3.00%, 10/1/46	85,954
217,132	FNMA Pool #BD8213, 3.00%, 9/1/46	211,765
184,406	FNMA Pool #MA0641, 4.00%, 2/1/31	189,371
239,243	FNMA Pool #MA3238, 3.50%, 1/1/48	239,261
69,745	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	67,496
86,062	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	84,621
106,977	GNMA II Pool #5332, 4.00%, 3/20/42	110,488
113,777	GNMA II Pool #MA1520, 3.00%, 12/20/43	112,984
78,413	GNMA II Pool #MA2445, 3.50%, 12/20/44	79,085
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,300,529) (20.2%)		11,020,155
U.S. TREASURY OBLIGATIONS (17.2%)
	U.S. TREASURY NOTES & BONDS (17.2%)
870,000	U.S. Treasury Bonds, 4.38%, 2/15/38	1,065,716
250,000	U.S. Treasury Bonds, 3.50%, 2/15/39	273,447
55,000	U.S. Treasury Bonds, 2.75%, 8/15/42	52,650
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (17.2%) (continued)
	U.S. TREASURY NOTES & BONDS (17.2%) (continued)
$2,589,000	U.S. Treasury Bonds, 3.00%, 2/15/48	$2,575,145
318,513	U.S. Treasury Bonds TIPS, 2.00%, 1/15/26	339,937
485,000	U.S. Treasury Notes, 1.38%, 3/31/20	477,877
830,000	U.S. Treasury Notes, 2.13%, 6/30/21	823,126
1,015,000	U.S. Treasury Notes, 1.75%, 2/28/22	992,876
1,010,000	U.S. Treasury Notes, 1.38%, 6/30/23	961,630
1,180,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,159,673
650,000	U.S. Treasury Notes, 2.75%, 2/15/28	653,352
TOTAL U.S. TREASURY NOTES & BONDS (Cost $9,289,793) (17.2%)		9,375,429
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,289,793) (17.2%)		9,375,429
EXCHANGE-TRADED FUNDS (3.0%)
20,600	iShares iBoxx High Yield Corporate Bond ETF(2)	1,670,660
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,764,965) (3.0%)		1,670,660
Shares		Value
SHORT-TERM INVESTMENTS (5.0%)
	MONEY MARKET FUNDS (5.0%)
643,725	State Street Institutional Liquid Reserves Fund	643,725
2,092,088	State Street Navigator Securities Lending Government Money Market Portfolio(4)	2,092,088
TOTAL SHORT-TERM INVESTMENTS (Cost $2,735,778) (5.0%)		2,735,813
TOTAL INVESTMENT SECURITIES (103.3%) (Cost $57,058,779)		$56,383,551
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-3.3%)		(1,800,433)
NET ASSETS (100%)		$54,583,118

See Notes to Financial Statements.

Schedule of Investments (continued)

(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
A portion or all of the security was held on loan. As of December 31, 2018, the market value of the securities on loan was $3,310,926.

(3)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $3,310,926 were out on loan in exchange for $2,092,088 of cash collateral as of December 31, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(F) in the Notes to Financial Statements.

ETF
Exchange Traded Fund.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

REMIC
Real Estate Mortgage Investment Conduit.

TIPS
Treasury Inflation Prorated Security

See Notes to Financial Statements.

December 31, 2018

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$5,744,700	$—	$5,744,700
Commercial Mortgage-Backed Securities	—	6,279,772	—	6,279,772
Corporate Bonds & Notes*	—	17,012,689	—	17,012,689
Foreign Government Obligations	—	872,274	—	872,274
Long-Term Municipal Securities*	—	1,672,059	—	1,672,059
U.S. Government Agency Obligations	—	11,020,155	—	11,020,155
U.S. Treasury Obligations	—	9,375,429	—	9,375,429
Exchange-Traded Funds	1,670,660	—	—	1,670,660
Short-Term Investments	2,735,813	—	—	2,735,813
Total Investments in Securities	$4,406,473	$51,977,078	$—	$56,383,551
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund generated a total return of 0.17% during the 12 months ended December 31, 2018. This compares to the 1.28% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the 12-month reporting period?
The Fund lagged its benchmark primarily because the Fund has a bias toward higher quality securities, which hurt as investors strongly favored lower quality risk assets within the tax-exempt bond market during the annual period. The effect of the Fund’s high quality focus more than offset the positive contributions made by duration and yield curve positioning during the reporting period.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results were its overweights to revenue bonds, which, in a shift from prior years, underperformed general obligation bonds during the annual period, and to the generally higher quality education sector, which was a weak performer. Issue selection within the education sector also dampened results, performing poorly based largely on supply/demand factors. Among the worst performing individual positions in the Fund’s portfolio during the annual period was a AAA-rated, long-dated bond issued by California State Board of Education and backed by Stanford University. The Fund’s relative results were also hurt by its underweight to housing bonds, as this sector outperformed the Bloomberg Barclays Index during the annual period. Further detracting was the Fund’s lack of exposure to the debt of Puerto Rico and the Virgin Islands, which posted the highest returns in the Bloomberg Barclays Index during the annual period. However, given that the debt of these locales is primarily rated non-investment grade, their bonds do not comply with the Fund’s relatively conservative risk mandate.
Partially offsetting these detractors was the positive contribution made by the Fund’s significant overweight to the debt of New Jersey, which was among the best performing states during the annual period. Substantial underweights to the bonds of Texas and New York also added value, as both states’ debt underperformed the Bloomberg Barclays Index during the annual period. Issue selection within the health care and water utility sectors contributed positively to the Fund’s relative results. Also, holdings among pre-refunded bonds performed well due to their short durations in a rising rate environment. Among individual bonds, holdings in the general obligation debt of Seattle performed especially well as did the Fund’s positions in a Birmingham, Alabama Waterworks bond and a Nashville Healthcare System bond.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its relative performance during the annual period. We kept the Fund’s duration shorter than that of the Bloomberg Barclays Index and were rewarded as interest rates climbed across the yield curve, or spectrum of maturities, during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning added value to the Fund’s results during the annual period. The Fund was underweight the poorly performing long-term end of the yield curve and overweight the shorter-term end of the yield curve, which performed relatively well. Yield curve indicates the spectrum of maturities within a particular sector.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Were there any notable changes in the Fund’s weightings during the annual period?
While maintaining an overall high quality focus, we did add lower quality investment grade credits to the Fund’s portfolio across a number of sectors in an effort to increase investment income overall. Also, we added modest exposure to longer-duration bonds to take advantage of the steepening municipal bond yield curve during the annual period. We also modestly adjusted the Fund’s duration, while staying shorter than that of the Bloomberg Barclays Index throughout, as market conditions shifted and in anticipation of each of the four interest rate hikes by the Federal Reserve (the Fed) during the annual period.
How was the Fund positioned relative to its benchmark index at the end of December 2018?
At the end of December 2018, based on a scenario of slowing economic growth globally, the Fund maintained a high quality, conservative bias relative to the Bloomberg Barclays Index. We continued to favor revenue bonds to general obligation bonds, as the dedicated income stream offered by revenue bonds is often a strong credit enhancement. We maintained the Fund’s duration shorter than that of the Bloomberg Barclays Index. However, we also began lengthening the Fund’s duration to be closer to a neutral position with that of the Bloomberg Barclays Index, as we do not expect interest rates to rise materially during the first half of 2019 nor do we anticipate a strong uptick in inflation.
What is your tactical view and strategy for the months ahead?
At the end of December 2018, the Fed seemed to be signaling a more dovish posture, meaning perhaps a slowing of its interest rate hiking path in the new year. In our view, this should be positive for the broad fixed income market, including municipal bonds. Also, signs of a global economic slowdown materializing toward the end of 2018 would, in our opinion, benefit the tax-exempt bond market, as investors would likely become more risk averse and flock to lower risk securities, including tax-exempt bonds.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. These include a build-up in inflationary pressures, any material change in Fed posture, change in the U.S. employment picture, escalations of the trade/tariff wars that could materially affect global economic growth, or changes to the tax code.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,071,630	2.1%
Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	630,000	668,398	1.3%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	617,000	1.2%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	576,040	1.1%
San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	500,000	572,480	1.1%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	571,675	1.1%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	554,095	1.1%
California State Public Works Board, Revenue Bonds, Department of Corrections and Rehabilitation, 5.00%, 6/1/27	500,000	546,790	1.1%
Massachusetts Development Finance Agency, Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	500,000	535,020	1.0%
California State, General Obligation Unlimited, 5.25%, 11/1/40	500,000	526,605	1.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Quality Diversification — Credit Quality Expressed as a Percentage of Net Assets as of December 31, 2018
Percentage of Fund’s Investments
Aaa/AAA	10.9%
Aa1/AA+	17.5%
Aa2/AA	21.7%
Aa3/AA-	17.6%
A1/A+	15.3%
A2/A	8.8%
A3/A-	3.0%
BBB	0.6%
Baa1	0.8%
Baa2	0.5%
NR	0.9%
Total Investments	97.6%
Cash and other assets in excess of liabilities	2.4%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited) (continued)

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Bloomberg Barclays Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Tax Exempt Fund, Inc. and the Bloomberg Barclays Municipal Bond Index*
Performance Data:**
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/18	0.17%	$10,017
5 years ended 12/31/18	2.75%	$11,453
10 years ended 12/31/18	3.62%	$14,267
*
The Bloomberg Barclays Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments	December 31, 2018

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.6%)
	ALABAMA (1.2%)
$125,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, Ser. A, 5.00%, 9/1/30	Aa1	$148,767
310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	319,756
125,000	Water Works Board of the City of Birmingham (The), Revenue Bonds, Subser. B, 5.00%, 1/1/33	Aa3	143,419
			611,942
	ARIZONA (1.2%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	162,264
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	251,238
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	229,930
			643,432
	CALIFORNIA (19.4%)
40,000	Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	44,718
60,000	California Educational Facilities Authority, Revenue Bonds, 5.00%, 9/1/33	NR**	66,998
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	195,763
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	A1	275,300
90,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Stanford Hospital, Ser. B, 5.00%, 8/15/55	A1	98,451
150,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Saltel Packard Children’s, Ser. A, 5.00%, 8/15/43	A1	163,373
155,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Ser. A, 5.00%, 10/1/38	Aa3	173,933
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	286,921
100,000	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Ser. A, 5.00%, 11/15/37	Aa3	115,803
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	546,790
100,000	Department of Education, Ser. H, 5.00%, 4/1/31	A1	117,379
200,000	Ser. H, 5.00%, 12/1/24	A1	232,200
	California State University Systemwide, Revenue Bonds, Ser. A:
150,000	5.00%, 11/1/34	Aa2	174,598
300,000	5.00%, 11/1/45	Aa2	336,885
	California State, General Obligation Unlimited:
315,000	5.00%, 2/1/38	Aa3	337,797
500,000	5.25%, 11/1/40	Aa3	526,605
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	261,472
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30 (1)	A2	342,680
75,000	East Bay Municipal Utility District Water System Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/40	Aa1	77,659
350,000	EL Dorado Irrigation District/EL Dorado County Water Agency, Revenue Bonds, Ser. C, 5.00%, 3/1/36	Aa3	402,577
	Golden State Tobacco Securitization Corp.:
300,000	Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	A1	338,481
150,000	Ser. A-1, 5.00%, 6/1/22	A*	162,903
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	147,528
215,000	Long Beach Unified School District, General Obligation Unlimited, Ser. E, 5.00%, 8/1/41	Aa2	244,728
60,000	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C, Senior Ser. B, 5.00%, 7/1/22	Aa2	66,863
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	206,956
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	351,727
60,000	Ser. F, 5.00%, 7/1/28	Aa1	66,453
150,000	Modesto Irrigation District Electric System, Revenue Bonds, Ser, 5.00%, 10/1/32	A+*	175,099
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.6%) (continued)
	CALIFORNIA (19.4%) (continued)
$225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	A1	$266,850
65,000	Roseville Natural Gas Financing Authority, Revenue Bonds, 5.00%, 2/15/27	A3	75,368
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24	Aa3	58,925
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	166,874
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	270,245
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA*	69,897
500,000	San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	Aa2	572,480
200,000	San Francisco City & County Redevelopment Agency Successor Agency, Ser. A, 5.00%, 8/1/35	A*	226,928
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	202,428
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	155,032
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	257,864
250,000	State of California, General Obligation Unlimited, Refunding Bonds, 5.25%, 2/1/29	Aa3	273,505
	State of California, General Obligation Unlimited, Various Purpose Bonds:
115,000	5.00%, 11/1/23	Aa3	131,310
150,000	5.00%, 8/1/26	Aa3	179,976
250,000	5.00%, 9/1/41	Aa3	267,520
125,000	Union City Community Redevelopment Agency, Ser. B, 5.00%, 10/1/31	AA-*	149,405
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	175,306
			10,038,553
	COLORADO (1.0%)
225,000	State of Colorado, Building Excellent Scholl, Certificate Participation, Ser. J, 5.00%, 3/15/37	Aa2	255,562
250,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa1	268,605
			524,167
	CONNECTICUT (0.9%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	200,714
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	273,233
			473,947
	DELAWARE (1.0%)
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	A1	291,476
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	203,662
			495,138
	DISTRICT OF COLUMBIA (0.2%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	106,946
	FLORIDA (5.3%)
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A1	144,579
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	A1	270,693
	City of Jacksonville, Florida Special Revenue, Revenue Bonds:
250,000	Ser. A, 5.25%, 10/1/30	A3	270,330
180,000	Ser. A, 5.25%, 10/1/47	A3	204,559
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	103,499
185,000	City of Miami Beach Florida Water & Sewer Revenue, Revenue Bonds, 5.00%, 9/1/36	Aa3	211,664
125,000	City of Tampa, Florida Baycare Health System, Revenue Bonds, Ser. A, 5.00%, 11/15/24	Aa2	136,508
180,000	County of Miami-Dade Florida Aviation Revenue, Revenue Bonds, 5.00%, 10/1/41	A*	200,363
	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D:
250,000	5.00%, 12/1/40	Aa1	285,180
125,000	5.00%, 12/1/45	Aa1	142,168
See Notes to Financial Statements.

December 31, 2018

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.6%) (continued)
	FLORIDA (5.3%) (continued)
$240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	$268,272
125,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A1	137,064
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	355,267
			2,730,146
	GEORGIA (2.6%)
150,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Prerefunded, Ser. A, AGM Insured, 5.25%, 11/1/34	Aa2	154,292
500,000	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	Aa2	511,630
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	668,398
			1,334,320
	GUAM (0.6%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
150,000	5.00%, 10/1/20	A2	157,355
120,000	5.00%, 10/1/39	A2	130,459
			287,814
	HAWAII (1.1%)
225,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	243,679
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	112,385
185,000	State of Hawaii, General Obligation Unlimited, Ser. FG, 4.00%, 10/1/35	Aa1	194,426
			550,490
	IDAHO (0.5%)
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	271,455
	ILLINOIS (1.6%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	104,271
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	203,670
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A1	270,180
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	166,260
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	109,961
			854,342
	INDIANA (0.3%)
135,000	Indiana Municipal Power Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/42	A1	150,602
	IOWA (0.1%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	54,596
	KANSAS (0.6%)
250,000	State of Kansas Department of Transportation, Revenue Bonds, Ser. A, 5.00%, 9/1/32	Aa2	294,345
	KENTUCKY (0.3%)
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	A2	133,701
	LOUISIANA (1.9%)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds:
300,000	City of Bossier City, 5.00%, 11/1/26	Aa3	345,780
250,000	Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	274,858
100,000	Women’s Hospitals Foundation Projects, 5.00%, 10/1/44	A2	109,085
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	159,652
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	96,505
			985,880
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.6%) (continued)
	MAINE (0.6%)
$200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	$223,234
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	108,072
			331,306
	MARYLAND (0.5%)
130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	A1	150,762
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	NR**	115,594
			266,356
	MASSACHUSETTS (5.1%)
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	513,790
175,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A-1, 5.00%, 7/1/36	Aa3	201,073
	Massachusetts Development Finance Agency:
250,000	Boston Medical Center, Revenue Bonds, Ser. D, 5.00%, 7/1/44	Baa2	265,790
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	535,020
75,000	Revenue Bonds, 5.00%, 7/1/36	NR**	80,486
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	617,000
	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B:
250,000	5.00%, 10/15/41	Aa2	266,418
165,000	5.00%, 11/15/46	Aa2	185,995
			2,665,572
	MICHIGAN (0.3%)
120,000	Michigan State Building Authority, Revenue Bonds, Ser. I, 5.00%, 10/15/32	Aa2	138,343
	MINNESOTA (0.3%)
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	176,921
	MISSISSIPPI (0.8%)
90,000	Mississippi Development Bank, Jackson Public School District Limited, Revenue, Refunding Revenue Bonds, Ser. A, 5.00%, 4/1/27	A+*	103,598
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	307,695
			411,293
	MISSOURI (0.6%)
120,000	Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Refunding Revenue Bonds, Ser. C, 4.00%, 11/15/37	Aa3	123,520
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	172,195
			295,715
	NEBRASKA (1.3%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	302,693
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	104,453
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	260,345
			667,491
	NEVADA (1.5%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	260,470
230,000	Clark County School District, General Obligation Unlimited, Ser. C, 5.00%, 6/15/29	A1	267,633
200,000	County of Clark, Stadium Improvement, General Obligation Limited, Ser. A, 5.00%, 5/1/48	Aa1	226,962
			755,065
See Notes to Financial Statements.

December 31, 2018

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.6%) (continued)
	NEW HAMPSHIRE (0.2%)
$95,000	New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Issue, Refunding Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	$108,541
	NEW JERSEY (3.8%)
135,000	County of Essex NJ, General Obligation Limited, Ser. A, 4.00%, 9/1/29	Aaa	149,569
170,000	New Jersey Economic Development Authority, Refunding Revenue Bonds, Ser. B, 5.00%, 11/1/27	Baa1	191,552
	New Jersey Institute of Technology, Revenue Bonds:
30,000	Prerefunded, Ser. A, 5.00%, 7/1/42	NR**	33,162
70,000	Unrefunded, Ser. A, 5.00%, 7/1/42	A1	75,214
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,071,630
150,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/26	A1	157,998
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A2	182,391
100,000	Ser. F, 5.00%, 1/1/35	A2	109,089
			1,970,605
	NEW MEXICO (0.7%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	144,231
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	230,062
			374,293
	NEW YORK (7.8%)
175,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/41	A3	194,611
	Metropolitan Transportation Authority, New York:
200,000	Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	218,092
150,000	Revenue Bonds, Ser. C-1, 5.00%, 11/15/29	A1	174,734
500,000	Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A1	554,095
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. 1, 4.00%, 7/15/36	Aa2	103,471
170,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Refunding Revenue Bonds, 5.00%, 11/15/40	Aa3	189,499
	New York State Dormitory Authority, Revenue Bonds:
100,000	Barnard College, Ser. A, 5.00%, 7/1/30	A1	114,772
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	104,034
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	54,446
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	156,018
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	279,597
125,000	State Personal Income Tax Revenues, Ser. 1, 5.00%, 1/15/31	Aa2	147,470
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	166,824
	New York State Urban Development Corp., State Personal Income Tax Revenue:
250,000	Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	289,497
135,000	Revenue Bonds, Ser. A, 5.00%, 3/15/29	Aa1	152,411
150,000	New York State, General Obligation Unlimited, Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa2	171,591
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	101,975
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	105,415
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	363,132
250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. B, 5.00%, 11/15/36	Aa3	287,942
85,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	97,495
			4,027,121
	NEW YORK CITY (5.2%)
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	266,150
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.6%) (continued)
	NEW YORK CITY (5.2%) (continued)
$250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	$258,617
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	110,067
65,000	Ser. EE, 5.00%, 6/15/45	Aa1	71,285
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	65,135
150,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds, Ser. GG-1, 5.25%, 6/15/32	Aa1	152,246
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	316,023
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	151,656
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	137,273
150,000	Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	172,609
200,000	Subser. A-1, 5.00%, 8/1/31	Aa1	225,212
200,000	Subser. B-1, 5.00%, 8/1/39	Aa1	221,156
250,000	Subser. E-1, 5.00%, 2/1/32	Aa1	285,430
245,000	Subser. E-1, 5.00%, 2/1/40	Aa1	273,383
			2,706,242
	NORTH CAROLINA (2.5%)
100,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	117,770
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB*	312,848
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	398,282
150,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	162,134
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	326,636
			1,317,670
	NORTH DAKOTA (0.9%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	331,545
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	145,834
			477,379
	OHIO (2.1%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	218,578
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	276,238
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	326,605
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	271,375
			1,092,796
	OKLAHOMA (0.8%)
135,000	Grand River Dam Authority, Revenue Bonds, Ser. A, 5.00%, 6/1/27	A1	160,473
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-*	269,438
			429,911
	OREGON (0.3%)
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	172,767
	PENNSYLVANIA (4.5%)
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	A+*	213,196
160,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	A2	175,904
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	571,675
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	576,040
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	106,770
250,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 5.00%, 12/1/35	A2	279,910
See Notes to Financial Statements.

December 31, 2018

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.6%) (continued)
	PENNSYLVANIA (4.5%) (continued)
$100,000	Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A-2, 5.00%, 12/1/24	A1	$114,662
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa2	314,433
			2,352,590
	SOUTH CAROLINA (2.1%)
250,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	264,807
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aaa	371,843
75,000	Fort Mill School District No. 4, General Obligation Unlimited, Ser. B, 5.00%, 3/1/27	Aa1	90,359
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A2	349,541
			1,076,550
	TENNESSEE (0.9%)
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	119,665
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	264,818
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	81,638
			466,121
	TEXAS (8.0%)
170,000	Brushy Creek Regional Utility Authority, Inc., Water Treatment & Distributions Project, Revenue Bonds, 5.00%, 8/1/34	AA-*	193,384
60,000	City of Arlington, Texas Special Tax Revenue, Refunding Bonds, Prerefunded, 5.00%, 8/15/28	NR**	60,230
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	70,009
160,000	City of Corpus Christi, Texas General Improvement Bonds, 5.00%, 3/1/24	Aa2	182,075
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	A1	108,608
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	70,502
	City of Houston, Texas Public Improvement, General Obligation Limited:
135,000	5.00%, 3/1/25	NR**	135,710
15,000	5.00%, 3/1/25	Aa3	15,074
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	139,335
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	78,052
150,000	City of San Antonio Texas, Electric & Gas Systems Revenue, Revenue Bonds, 5.00%, 2/1/39	Aa1	170,454
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	227,238
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	310,742
200,000	Harris County, Texas Unlimited Tax Road, General Obligation Unlimited, Ser. A, 5.00%, 10/1/28	Aaa	231,252
	Lower Colorado River Authority, Revenue Bonds:
250,000	Ser. A, 5.00%, 5/15/31	A1	275,370
250,000	Ser. B, 5.00%, 5/15/23	A2	279,427
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	219,768
110,000	Spring Independent School District, General Obligation Unlimited, PSF-GTD Insured, 4.00%, 8/15/34	Aaa	116,591
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	114,380
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	141,894
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	297,462
300,000	Texas City Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/24	Aaa	345,174
200,000	Texas Water Development Board, Revenue Bonds, Ser. A, 5.00%, 10/15/27	AAA*	232,774
100,000	Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bonds, 5.00%, 8/1/33	AAA*	116,837
			4,132,342
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.6%) (continued)
	VERMONT (0.9%)
$200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	$206,036
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	264,960
			470,996
	WASHINGTON (4.1%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aaa	260,538
200,000	City of Spokane Washington, General Obligation Unlimited, 4.00%, 12/1/40	Aa2	208,280
75,000	County of King Washington Refunding Limited Tax, General Obligation Limited, Ser. E, 4.00%, 7/1/31	Aaa	81,467
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	191,143
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	102,478
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	270,902
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aaa	228,120
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	361,483
100,000	Washington State, Motor Vehicle Fuel Tax, General Obligation Unlimited, Ser. B, 5.00%, 7/1/24	Aa1	115,255
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aa1	284,387
			2,104,053
	WISCONSIN (1.6%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	154,173
165,000	Wisconsin Department of Transportation, Revenue Bonds, Ser. 2, 5.00%, 7/1/24	Aa2	182,274
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA*	220,926
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	268,777
			826,150
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	232,663
	TOTAL LONG-TERM MUNICIPAL SECURITIES (97.6%) (Cost $50,933,229)		$50,588,668
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)		1,259,734
	NET ASSETS (100.0%)		$51,848,402
**
Security no longer rated by Moody’s or Standard & Poor’s.

*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

(1)
Zero coupon bond.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

See Notes to Financial Statements.

December 31, 2018

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$50,588,668	$—	$50,588,668
Total Investments in Securities	$—	$50,588,668	$—	$50,588,668
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2018

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$56,383,551	$50,588,668
Cash	—	599,294
Dividends and interest receivable	351,352	645,369
Receivable for capital shares sold	45,429	98,010
Prepaid expenses	17,183	13,077
Receivable for securities lending income	1,959	—
Total Assets	56,799,474	51,944,418
Liabilities:
Payable upon return of securities on loan (Note 1F)	2,092,088	—
Payable for capital shares redeemed	30,501	6,879
Dividends payable to shareholders	11,220	21,169
Accrued expenses:
Advisory fee	7,893	16,412
Service and distribution plan fees	11,581	—
Directors’ fees and expenses	32	—
Other	63,041	51,556
Total Liabilities	2,216,356	96,016
Net Assets	$54,583,118	$51,848,402
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$37,894	$53,938
Additional paid-in capital	56,681,154	52,216,304
Total Distributable Earnings (Loss)	(2,135,930)	(421,840)
Net Assets	$54,583,118	$51,848,402
Net Asset Value Per Share
Net Assets	$54,583,118	$51,848,402
Shares Outstanding	3,789,395	5,393,755
Net Asset Value, Offering and Redemption Price per Outstanding Share	$14.40	$9.61
* Includes securities on loan of	$3,310,926	$—
Cost of investments	$57,058,779	$50,933,229
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2018

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$1,787,587	$1,921,263
Dividends	53,412	—
Securities lending income	11,986	—
Total Income	1,852,985	1,921,263
Expenses:
Advisory fees	219,526	199,343
Service and distribution plan fees	143,213	133,122
Transfer agent fees	91,941	48,592
Custody and accounting fees	89,048	89,770
Printing and postage fees	42,697	24,370
Fund administration fees	36,900	36,900
Auditing and legal fees	23,125	18,381
Registration and filing fees	21,997	25,209
Directors’ fees and expenses	10,127	9,330
Compliance and tax service fees	5,607	5,096
Insurance fees	3,904	3,549
Other	3,449	3,617
Total Expenses Before Fees Waived (See Note 5)	691,534	597,279
Less: Service and Distribution Plan Fees Waived	—	(133,122)
Less: Advisory Fees Waived and Expenses Reimbursed	(124,410)	—
Net Expenses	567,124	464,157
Net Investment Income	1,285,861	1,457,106
Net Realized and Unrealized Loss on Investments:
Net Realized Loss From:
Investments	(640,868)	(56,338)
	(640,868)	(56,338)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(1,467,674)	(1,332,983)
	(1,467,674)	(1,332,983)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(2,108,542)	(1,389,321)
Net Increase/(Decrease) in Net Assets from Operations	$(822,681)	$67,785
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Year Ended December 31, 2018 and 2017

	Value Line Core Bond Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$1,285,861	$1,292,613
Net realized gain/(loss) on investments	(640,868)	11,176
Change in net unrealized appreciation/(depreciation) on investments and futures currency translations	(1,467,674)	893,268
Net increase/(decrease) in net assets from operations	(822,681)	2,197,057
Distributions to Shareholders from:
Distributable earnings	(1,348,320)	(1,442,581)*
Share Transactions:
Proceeds from sale of shares	2,103,889	1,813,316
Proceeds from reinvestment of dividends to shareholders	1,211,676	1,289,368
Cost of shares redeemed	(8,147,471)	(8,699,843)
Net decrease in net assets from capital share transactions	(4,831,906)	(5,597,159)
Total decrease in net assets	(7,002,907)	(4,842,683)
Net Assets:
Beginning of year	61,586,025	66,428,708
End of year	$54,583,118	$61,586,025†
Capital Share Transactions:
Shares sold	145,623	121,277
Shares issued to shareholders in reinvestment of dividends	83,888	86,324
Shares redeemed	(563,650)	(582,487)
Net decrease	(334,139)	(374,886)
*
Distributions to Shareholders from net investment income for the year ended December 31, 2017 were as follows:

Distributable earnings:
Net investment income $(1,442,581) and net realized gain from investment transactions $(0).
†
Distributions in excess of net investment income, included in net asset for the year ended December 31, 2017 was $6,319 (See Note 1). The SEC has eliminated the requirement for this disclosure in 2018.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Year Ended December 31, 2018 and 2017

	The Value Line Tax Exempt Fund, Inc.
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$1,457,106	$1,566,907
Net realized gain/(loss) on investments	(56,338)	157,345
Change in net unrealized appreciation/(depreciation) on investments and futures currency translations	(1,332,983)	551,496
Net increase in net assets from operations	67,785	2,275,748
Distributions to Shareholders from:
Distributable earnings	(1,457,107)	(1,566,908)*
Share Transactions:
Proceeds from sale of shares	411,865	780,555
Proceeds from reinvestment of dividends to shareholders	1,178,912	1,277,488
Cost of shares redeemed	(4,515,925)	(9,400,690)
Net decrease in net assets from capital share transactions	(2,925,148)	(7,342,647)
Total decrease in net assets	(4,314,470)	(6,633,807)
Net Assets:
Beginning of year	56,162,872	62,796,679
End of year	$51,848,402	$56,162,872†
Capital Share Transactions:
Shares sold	42,639	79,373
Shares issued to shareholders in reinvestment of dividends	122,522	129,585
Shares redeemed	(468,219)	(955,662)
Net decrease	(303,058)	(746,704)
*
Distributions to Shareholders from net investment income for the year ended December 31, 2017 were as follows:

Distributable earnings:
Net investment income $(1,566,908) and net realized gain from investment transactions $(0).
†
Distributions in Excess of net investment income for the year ended December 31, 2017 was $(20,940) (See Note 1). The SEC has eliminated the requirement for this disclosure in 2018.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Core Bond Fund Investor Class Years Ended December 31,
	2018	2017	2016	2015	2014(*)
Net asset value, beginning of year	$14.94	$14.77	$14.71	$14.94	$14.55
Income/(loss) from investment operations:
Net investment income	0.32	0.34	0.26	0.26	0.27
Net gains/(losses) on securities (both realized and unrealized)	(0.52)	0.17	0.06	(0.23)	0.38
Total from investment operations	(0.20)	0.51	0.32	0.03	0.65
Less distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.26)	(0.26)	(0.26)
Net asset value, end of year	$14.40	$14.94	$14.77	$14.71	$14.94
Total return	(1.31)%	3.47%	2.16%	0.22%	4.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$54,583	$61,586	$66,429	$72,074	$79,297
Ratio of gross expenses to average net assets(1)	1.21%	1.22%	1.20%	1.17%	1.26%
Ratio of net expenses to average net assets(2)	0.99%	0.99%	0.99%	0.89%	1.01%
Ratio of net investment income to average net assets	2.24%	2.01%	1.74%	1.75%	1.96%
Portfolio turnover rate	84%	35%	32%	34%	111%
(1)
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

(2)
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

(*)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each year:
	The Value Line Tax Exempt Fund, Inc. Investor Class
	Years Ended December 31,				Period Ended December 31,	Year Ended February 28,
	2018	2017	2016	2015	2014(1)	2014
Net asset value, beginning of year	$9.86	$9.75	$10.06	$10.08	$9.87	$10.31
Income/(loss) from investment operations:
Net investment income	0.26	0.26	0.28	0.27	0.22	0.27
Net gains/(losses) on securities (both realized and unrealized)	(0.25)	0.11	(0.31)	(0.02)	0.21	(0.44)
Total from investment operations	0.01	0.37	(0.03)	0.25	0.43	(0.17)
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.28)	(0.27)	(0.22)	(0.27)
Net asset value, end of year	$9.61	$9.86	$9.75	$10.06	$10.08	$9.87
Total return	0.17%	3.86%	(0.38)%	2.54%	4.38%(2)	(1.55)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$51,848	$56,163	$62,797	$69,039	$75,533	$78,045
Ratio of gross expenses to average net assets(4)	1.12%	1.10%	0.99%	1.11%	1.19%(3)	1.08%
Ratio of net expenses to average net assets(5)	0.87%	0.85%	0.74%	0.86%	0.94%(3)	0.83%
Ratio of net investment income to average net assets	2.74%	2.67%	2.75%	2.71%	2.61%(3)	2.79%
Portfolio turnover rate	12%	10%	18%	6%	4%(2)	11%
(1)
Period from March 1, 2014 to December 31, 2014.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser and the service and distribution planfees by the Distributor.

(5)
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

December 31, 2018

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the year ended December 31, 2018, there were no transfers among levels for either Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2018, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2018, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Year Ended December 31, 2018	Year Ended December 31, 2017
Value Line Core Bond Fund
Dividends per share from net investment income	$0.3422	$0.3388
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.2635	$0.2628

Notes to Financial Statements (continued)

The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(F) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2018, the Funds were not invested in joint repurchase agreements.

December 31, 2018

As of December 31, 2018, the Value Line Core Bond Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Core Bond Fund	$3,310,926	$3,375,183	$3,378,308
*
Value Line Core Bond Fund received cash collateral of  $2,092,088, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Core Bond Fund received non-cash collateral of  $1,283,095, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2018.
	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,704,650	$—	$—	$—	$1,704,650
Corporate Bonds & Notes	387,438				387,438
Total Borrowings	$2,092,088	$—	$—	$—	$2,092,088
Gross amount of recognized liabilities for securities lending transactions					$2,092,088
(G) New Accounting Pronouncements:   The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2018, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$28,489,743	$34,492,999	$19,731,782	$16,639,908
The Value Line Tax Exempt Fund, Inc.	6,274,720	8,999,214	0	0
4.   Income Taxes
At December 31, 2018, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain	Undistributed tax exempt income
Value Line Core Bond Fund	$57,081,434	$305,303	$(1,003,186)	$(697,883)	$26,993	$—	$—
The Value Line Tax Exempt Fund, Inc.	50,933,229	—	(344,561)	(344,561)	—	—	228
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.
As of December 31, 2018, the Funds had realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains, as follows:
Fund	Unlimited Short-Term Losses	Unlimited Long-Term Losses
Value Line Core Bond Fund	$1,042,656	$335,914
The Value Line Tax Exempt Fund, Inc.	—	56,338
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Core Bond Fund	$71,913	$(71,913)	$—
These reclassifications were primarily due to paydowns. Net assets were not affected by these reclassifications.
During the period ended December 31, 2018, as permitted under federal income tax regulations, the Value Line Core Bond Fund elected to defer $75,250 of post October capital losses.

December 31, 2018

The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2018 and 2017, were as follows:
Value Line Core Bond Fund	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions Paid From:
Ordinary income	$1,348,320	$1,442,581
Long-term capital gain	—	—
Total distributions paid	$1,348,320	$1,442,581
The Value Line Tax Exempt Fund, Inc.	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions Paid From:
Tax exempt income	$1,455,727	$1,565,412
Taxable ordinary income	1,380	1,496
Total	$1,457,107	$1,566,908
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Effective January 1, 2018, the advisory fee for each Fund was reduced following the unbundling of its fee from amounts payable for administration services provided by the Funds’ Custodian. For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., advisory fees were computed at an annual rate of 0.39% of the Funds’ average daily net assets during the year, prior to any fee waivers, and are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. The Adviser has no right to recoup previously contractually waived amounts prior to July 15, 2015. For the year ended December 31, 2018, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$219,526	$124,410
The Value Line Tax Exempt Fund, Inc.	199,343	—
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has no right to recoup previously contractually waived amounts. For the year ended December 31, 2018, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$143,213	$—
The Value Line Tax Exempt Fund, Inc.	133,122	133,122
Effective July 15, 2015 the Advisory fee waiver was discontinued and replaced by the Expense Limitation for the Value Line Core Bond Fund. The Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from

Notes to Financial Statements (continued)

the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s Board. For the year ended December 31, 2018 the Adviser waived fees in the amount of $124,410. As of December 31, 2018, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration	Fees Waived and Reimbursed by the Adviser
December 31, 2019	146,308
December 31, 2020	146,933
December 31, 2021	124,410
During the year ended December 31, 2018, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 22, 2019
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on July 1, 2018 and held for six months ended December 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2018	Ending Account Value 12/31/18	Expenses Paid During Period*
Actual
Value Line Core Bond Fund	$1,000.00	$1,009.10	$5.01
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,008.00	4.56
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	1,000.00	1,020.21	5.04
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,020.67	4.58
*
Expenses are equal to the Funds’ annualized expense ratio of 0.99% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2018, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Exempt Interest Dividends	Long-Term Capital Gains
Value Line Core Bond Fund	0.00%	0.00%	0.00%	$0.00
The Value Line Tax Exempt Fund, Inc.	0.00	0.00	99.91	0.00
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Directors and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 48	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 62	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 62	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Michael Kuritzkes Age: 58	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	11	None
Paul Craig Roberts Age: 80	Director	Since 2000	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 70	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 48	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 68	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 40	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation** seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**
Formerly Value Line Income and Growth Fund

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2018 - $10,283

Audit Fees 2017 - $6,438

(b) Audit-Related fees – None.

(c)	Tax Preparation 2018 - $2,067

Tax Preparation 2017 - $2,542

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit 2018 - None

Aggregate Non-Audit 2017 - None

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:   March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

   Emily D. Washington, Treasurer, Principal Financial Officer